UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2016

XOMA CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(510) 204-7200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

2010 Long Term Incentive and Stock Award Plan

On February 24, 2016, the Compensation Committee of the Board of Directors (the “Board”) (the “Compensation Committee”) of XOMA Corporation (the “Company”) recommended to the Board, and on February 25, 2016, the Board adopted, subject to stockholder approval, an amendment to the Company’s 2010 Long Term Incentive and Stock Award Plan (the “2010 Plan”). At the 2016 Annual Meeting of Stockholders of the Company, held on May 19, 2016 (the “Annual Meeting”), the Company’s stockholders voted on and approved the amendment to the 2010 Plan.

The amendment (a) increases the number of shares of Common Stock issuable over the term of the plan by 3,400,000, to 22,171,206 shares in the aggregate; (b) provides that, for each stock appreciation right, restricted share, restricted stock unit, performance share, performance unit, divided equivalent or other stock-based award issued, the number of available shares under the plan will be reduced by 1.08 shares; and (c) increases the number of shares of common stock issuable under the plan as incentive stock options, or ISOs, by an additional 3,400,000 to 11,500,000 shares.

A summary of the 2010 Plan is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 8, 2016. The description of the amendment is qualified in its entirety by reference to the text of the 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

2016 Incentive Compensation Plan

On February 24, 2016, the Compensation Committee approved the 2016 Incentive Compensation Plan (the “2016 Bonus Plan”) to replace the Company’s CEO Incentive Compensation Plan (the “CICP”), Management Incentive Compensation Plan (the “MICP”) and Bonus Compensation Plan (the “BCP” and, together with the CICP and the MICP, the “Previous Plans”). The 2016 Bonus Plan provides XOMA’s executive officers and other eligible employees the opportunity to earn bonuses based on the level of achievement by XOMA of certain corporate achievement goals, or “CAGs”, and on each participant’s individual performance during any performance period, which the Compensation Committee set to coincide with the calendar quarters from January 1, 2016 through December 31, 2016.

The Board has approved the CAGs and assigned a weighting to each objective. All full-time employees at the beginning of a performance period are eligible to participate in the 2016 Bonus Plan. Individual performance is assessed at the end of each quarter, and a performance score is determined by each participant’s immediate supervisor, or, in the case of the Chief Executive Officer, by the Board. The Compensation Committee has set targets for each named executive officer, with weighting of corporate and individual goals, as follows:

Named Executive Officer	Target	Company Weighting	Individual Weighting
John Varian Chief Executive Officer	50%	80%	20%
Tom Burns Vice President, Finance and Chief Financial Officer	35%	80%	20%
James Neal Senior Vice President, Finance and Chief Operating Officer	40%	80%	20%
Paul D. Rubin, M.D. Senior Vice President, Research and Development and Chief Medical Officer	40%	80%	20%
Chris Wells Vice President, Human Resources and Information Technology	35%	80%	20%

Whereas, under the Previous Plans, awards were paid annually based on the attainment of predetermined corporate and individual goals, employees and executive officers now may receive quarterly payments based primarily on the attainment of corporate goals, with individual performance as a secondary factor. XOMA believes that this new methodology for determining awards will serve to focus efforts on results that will contribute to long-term value for XOMA.

Under the 2016 Bonus Plan, the target percentage is set at the beginning of each performance period, and payouts ranging from zero to 200% of target for each CAG, or from zero to 150% for individual performance, are possible, depending on achievement. Bonus targets may be adjusted at the discretion of the Compensation Committee, or by the Board in the case of the Chief Executive Officer, but are reviewed at least every two years for ongoing market competitiveness.

The description of the 2016 Bonus Plan contained herein does not purport to be complete and is qualified in its entirety by reference to the 2016 Bonus Plan, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the Company held its Annual Meeting at its offices at 2910 Seventh Street, Berkeley, California, pursuant to notice duly given. Only stockholders of record as of the close of business on March 28, 2016 were entitled to vote at the Annual Meeting. As of March 28, 2016, the record date for the Annual Meeting, 120,367,541 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 82,590,754 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

(a) Proposal 1. Each of the seven (7) nominees for election to the Board of Directors was elected to serve for a one-year term based upon the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
John Varian	27,630,236	1,234,085	53,726,433
Patrick J. Scannon, M.D., Ph.D.	27,789,853	1,074,468	53,726,433
W. Denman Van Ness	17,097,281	11,767,040	53,726,433
Peter Barton Hutt	23,390,281	5,474,040	53,726,433
Joseph M. Limber	18,084,016	10,780,305	53,726,433
Timothy P. Walbert	15,093,177	13,771,144	53,726,433
Jack L. Wyszomierski	17,984,533	10,879,788	53,726,433

(b) Proposal 2. The amendment to the Company’s Amended and Restated 2010 Long Term Incentive and Stock Award Plan was approved based upon the following votes:

Votes for	26,674,439
Votes against	1,702,211
Abstentions	487,671
Broker non-votes	53,726,433

(c) Proposal 3. The appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the 2016 fiscal year was ratified based upon the following votes:

Votes for	78,596,426
Votes against	2,445,157
Abstentions	1,549,171

Item 9.01	Financial Statements and Exhibits.

Number	Description
10.1	2010 Long Term Incentive and Stock Award Plan.
10.2	2016 Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2016	XOMA CORPORATION

	By:	/s/ Tom Burns
Tom Burns
Vice President, Finance and Chief Financial Officer